PUTNAM CONVERTIBLE INCOME-GROWTH TRUST ONE POST OFFICE
SQUARE, BOSTON, MA 02109 CLASS    Y     SHARES
INVESTMENT STRATEGY: GROWTH & INCOME
PROSPECTUS - FEBRUARY 28, 1998   , AS REVISED DECEMBER
30, 1998

This prospectus explains concisely what you should know
before investing in class    Y     shares of Putnam
Convertible IncomeGrowth Trust (the "fund") which are
offered without a sales charge through eligible
employer-sponsored retirement plans.  Please read it
carefully and keep it for future reference.  You can
find more detailed information about the fund in the
February 28, 1998 statement of additional information
(the "SAI"), as amended from time to time.  For a free
copy of the SAI or for other information,         call
Putnam Investor Services at 1-800-7529894. The SAI has been filed with the Securities and Exchange Commission
(the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

THE FUND MAY INVEST SIGNIFICANTLY IN LOWERRATED BONDS,
COMMONLY KNOWN AS "JUNK BONDS."  THESE INVESTMENTS ARE
SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND
NONPAYMENT OF INTEREST.  INVESTORS SHOULD CAREFULLY
ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE
FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

PUTNAMINVESTMENTS

PUTNAM DEFINED
CONTRIBUTION PLANS


ABOUT THE FUND

Expenses summary.   ................................
 .......2 Objectives.................................
 ............ .3
How the fund pursues its
objectives.   ....................3
How performance is
shown.   ...............................10< /R> How the
fund is managed.

   ................................
10     Organization and
history.   ...............................1 1
ABOUT YOUR INVESTMENT
How to buy shares.   .................................
 .....13
How to sell shares.....................................
 .13     How to exchange
shares.   ................................. 14     How
the fund values its
shares.   .........................14     How the fund
makes distributions to shareholders;
     tax information.   ............................
 ..........15


ABOUT PUTNAM INVESTMENTS,
INC.   ..........................16

APPENDIX
Securities ratings.   ................................
 .....17


ABOUT THE FUND

EXPENSES SUMMARY

Expenses are one of several factors to consider when
investing. The following table summarizes expenses
attributable to class    Y     shares based on the
fund's most recent fiscal year.  The example shows the
cumulative expenses attributable to a hypothetical
$1,000 investment in class    Y     shares over
specified periods.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees     0.58%
        Other expenses   0.20%
Total fund operating expenses    0.78%

The table is provided to help you understand the
expenses of investing in the fund and your share of
fund operating expenses. The expenses shown in the
table do not reflect the application of credits that
reduce fund expenses.     "Other expenses" are based on
the operating expenses for the fund's class A shares.

EXAMPLE

Your investment of $1,000 would incur the following
expenses, assuming 5% annual return and redemption at
the end of each period:
     1    3    5    10
YEAR YEARS     YEARS     YEARS

        $8     $25  $43  $97

The example does not represent past or future expense levels, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual return varies. The example does not reflect any charges or expenses related to your employer's plan.




OBJECTIVES

PUTNAM CONVERTIBLE INCOME-GROWTH TRUST SEEKS, WITH
EQUAL EMPHASIS,
CURRENT INCOME AND CAPITAL APPRECIATION. ITS SECONDARY
OBJECTIVE IS CONSERVATION OF CAPITAL.  A PARTICULAR
SECURITY SELECTED FOR THE FUND'S PORTFOLIO NEED NOT
REFLECT ALL ASPECTS OF THE FUND'S INVESTMENT
OBJECTIVES. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objectives.

HOW THE FUND PURSUES ITS OBJECTIVES

BASIC INVESTMENT STRATEGY

PUTNAM CONVERTIBLE INCOME-GROWTH TRUST INVESTS
PRIMARILY IN CONVERTIBLE SECURITIES WHICH PUTNAM
INVESTMENT MANAGEMENT, INC. ("PUTNAM MANAGEMENT"), THE
FUND'S INVESTMENT MANAGER, BELIEVES ARE CONSISTENT WITH
THE FUND'S INVESTMENT OBJECTIVE OF CURRENT INCOME AND
CAPITAL APPRECIATION. "Convertible" securities include corporate bonds, debentures, notes or preferred stocks that can be converted into (that is, exchanged for) common stock or other equity securities of the same or a different issuer, and other securities, such as warrants, that also provide an opportunity for equity participation. These securities are generally convertible at either a stated price or a stated rate
(that is, for a specific number of shares of common stock or of another security). Because of this conversion feature, the price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock. A convertible security will normally also provide a higher yield than the underlying common stock.
This higher yield may tend to cushion the convertible security against declines in the price of the underlying common stock.

THE FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS TOTAL
ASSETS IN CONVERTIBLE SECURITIES. The remainder may be invested in common stocks and in nonconvertible preferred stocks and debt securities which Putnam
Management believes will help the fund achieve its investment objectives.
The fund may also hold a portion of its assets in cash or money market instruments.


DEFENSIVE STRATEGIES

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Putnam
Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may invest without limit in cash or money market instruments, nonconvertible debt securities and preferred stocks, U.S. government securities, or any other securities that Putnam Management considers consistent with such defensive strategies. It is impossible to predict when, or for how long, these alternative strategies will be used.

RISK FACTORS

THE VALUES OF FIXED-INCOME SECURITIES FLUCTUATE IN
RESPONSE TO CHANGES IN INTEREST RATES. A decrease in interest rates will generally result in an increase in the value of fund assets. Conversely, during periods of rising interest rates, the value of fund assets will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities.
However, the yields on such securities are also generally higher. In addition, the values of fixed-income securities are affected by changes in general economic and business conditions affecting the specific industries of their issuers.

The fund will only invest in nonconvertible debt securities rated at least CCC or Caa by a nationally recognized securities rating agency, such as Standard &
Poor's ("S&P") or Moody's Investors Service, Inc.
("Moody's"), or unrated nonconvertible debt securities that Putnam Management determines are of comparable quality. The fund may invest up to 10% of its net assets in convertible securities rated CC, Ca or C by a securities rating agency or in unrated convertible securities determined by Putnam Management to be of comparable quality. The fund may not invest in convertible securities rated at the time of purchase below C by each rating agency that rates such securities or in unrated convertible securities Putnam Management determines to be of comparable quality. To the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency in determining compliance with the foregoing investment limitations.

Securities in the lower rating categories are considered
to be predominantly speculative and may be in default.
The rating services' descriptions of securities in the
various rating categories, including the speculative
characteristics of securities in the lower rating
categories, are set forth in the Appendix to this
prospectus.  The fund may invest in unrated securities
if Putnam Management determines that they are of a
quality at least equal to the rated securities
in which the fund may invest.
Changes by nationally recognized securities
rating agencies in their ratings of a fixedincome
security and changes in the ability of an issuer to make
payments of interest and principal may also affect the
value of these investments.  Changes in the value of
portfolio securities generally will not affect income
derived from these
securities, but will affect the fund's net asset value.
INVESTORS SHOULD CAREFULLY CONSIDER THEIR ABILITY TO
ASSUME THE RISKS OF OWNING SHARES OF A MUTUAL FUND THAT
INVESTS IN LOWERRATED SECURITIES BEFORE MAKING AN
INVESTMENT.
The lower ratings of certain securities held by the
fund reflect a greater possibility that adverse changes
in the financial condition of the issuer or in general
economic conditions, or both, or an unanticipated rise
in interest rates, may impair the ability of the issuer
to make
payments of interest and principal.
The inability (or perceived inability) of issuers to
make timely payments of interest and principal would
likely make the values of securities held by the fund
more volatile and could limit the fund's ability to
sell its securities at prices approximating the values
placed on such securities.  In the absence of a liquid
trading market for its portfolio securities, the fund
at times may be unable to establish the fair value of
such securities.
The rating assigned to a security by a rating agency
does not reflect an assessment of the volatility of the
security's market value or of the liquidity of an
investment in the security.
The table below shows the percentages of fund assets
invested during fiscal 1997 in securities assigned to
the various rating categories by S&P, or, if unrated by
S&P, assigned to comparable rating categories by
another rating agency, and in unrated securities
determined by Putnam Management to be of comparable
quality.
      UNRATED SECURITIES
RATED SECURITIES    OF COMPARABLE QUALITY,
              AS
PERCENTAGE OF    AS PERCENTAGE OF
RATING    NET ASSETS
NET ASSETS

"AAA"     0.68%
0.45%
"AA" 1.02%     0.53%
"A"  6.02%     0.54% "BBB"
4.87%     0.05% "BB" 5.72%
0.43%
"B"  17.73%    5.59% "CCC" 0.94%
0.01% "CC" --  --
"C"  --   --
"D"  --   0.05%
     ------    ----
Total:     36.98%   7.60%
======    ======

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the fund invests in securities in the lower rating categories, the achievement of its goals is more dependent on Putnam
Management's ability than would be the case if the fund were investing in securities in the higher rating categories.

The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objectives.

At times, a substantial portion of fund assets may be invested in securities of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Putnam
Management believes it advisable to do so or the fund may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.


In order to enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase fund operating expenses and adversely affect the fund's net asset value.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund at times may invest in so-called "zerocoupon" bonds and "payment-in-kind" bonds. Zerocoupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Paymentin-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest in cash currently. The values of zerocoupon bonds and payment-in-kind bonds are also subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently.

Even though such bonds do not pay current interest in cash, the fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain investment grade securities in which the fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

FOR ADDITIONAL INFORMATION REGARDING THE RISKS
ASSOCIATED WITH INVESTING IN SECURITIES IN THE LOWER
RATING CATEGORIES, SEE THE SAI.


PORTFOLIO TURNOVER

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense,
including brokerage commissions or dealer markups and
other transaction costs in connection with the sale of
securities and reinvestment in other securities.
These transactions may result in realization of taxable
capital gains. Portfolio turnover rates    for fiscal
1997 and 1996 were 70.74% and 61.43%, respectively.

OTHER INVESTMENT PRACTICES

THE FUND MAY ALSO ENGAGE IN THE FOLLOWING INVESTMENT
PRACTICES, EACH OF WHICH INVOLVES CERTAIN SPECIAL
RISKS.  THE SAI CONTAINS MORE DETAILED INFORMATION
ABOUT THESE PRACTICES, INCLUDING LIMITATIONS DESIGNED
TO REDUCE THESE RISKS.

FOREIGN INVESTMENTS

The fund may invest in securities of foreign issuers including securities that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject the fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.


In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United
States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries.
Investments in emerging markets may be considered speculative.

The fund expects that its investments in foreign securities not actively traded on U.S. markets generally will not exceed 20% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to the securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant operations.

The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving forward contracts and options. For a further discussion of the risks associated with purchasing and selling options, see "Options." The SAI also contains information concerning these transactions. The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

FOR MORE INFORMATION ABOUT FOREIGN SECURITIES AND THE
RISKS ASSOCIATED WITH INVESTMENT IN SUCH SECURITIES,
SEE THE SAI.


OPTIONS. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security. The use of these strategies may be limited by applicable law.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD
COMMITMENTS. The fund may lend portfolio securities amounting to not more than 25% of its assets to brokerdealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

DIVERSIFICATION

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total fund assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.


DERIVATIVES

Certain of the instruments in which the fund may invest, such as options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP TO LIMIT
INVESTMENT RISKS FOR THE FUND'S
SHAREHOLDERS. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any one issuer.* They also prohibit the fund from investing more than:

(a) (with respect to 75% of its total assets) 5% of its total assets in securities of any one issuer
(other than the U.S. government, its agencies or instrumentalities);*

(b) 25% of its total assets in any one industry
(securities of the U.S. government, its agencies or instrumentalities are not considered to represent any industry);* or

(c) 15% of its net assets in any combination of securities that are not readily marketable, securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment policies. Except as otherwise noted in the SAI, all percentage limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any nonfundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objectives without shareholder approval.


HOW PERFORMANCE IS SHOWN

FUND ADVERTISEMENTS MAY, FROM TIME TO TIME, INCLUDE
PERFORMANCE INFORMATION. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

"Total return" for the one-, five- and tenyear
periods (or for the life of the    class Y shares    ,
if shorter) through the most recent calendar quarter
represents the average annual compounded rate of return
on an investment of $1,000 in the fund        . Total
return may also be presented for other periods or based on investment at reduced sales charge levels.
ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO
NOT PREDICT FUTURE PERFORMANCE.
Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objectives and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.
Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.
Fund performance may be compared to that of various indexes. See the SAI.
HOW THE FUND IS MANAGED
THE TRUSTEES ARE RESPONSIBLE FOR GENERALLY OVERSEEING
THE CONDUCT OF FUND BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.
The fund pays Putnam Management a quarterly fee for these services based on average net assets. See
"Expenses summary" and the SAI.

The following officer of Putnam Management has had primary responsibility for the dayto-day management of the fund's portfolio since the year stated below:

Business experience
     Year (at least 5 years)
-------   -------------------------

   Forrest N. Fontana    1998 Employed as an
investment
Senior Vice President         professional by Putnam
Management since 1993.

Charles G. Pohl     1992 Employed as an investment
Senior Vice President professional by Putnam
Management since 1983.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses
Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities.
In selecting brokerdealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam
Management may consider sales of fund shares (and, if permitted by law, shares of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Convertible Income-Growth Trust is a
Massachusetts business trust organized on August 13, 1982 as the successor to Putnam Convertible Fund, Inc., a Massachusetts corporation organized on March
8, 1972. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.


The fund is an open-end, diversified management
investment company with an unlimited number of
authorized shares of beneficial interest which may be
divided without shareholder approval into two or more
classes of shares having such preferences and special
or relative rights and privileges as the Trustees
determine. Only the fund's class    Y     shares are
offered by this prospectus. The fund also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds
(at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees.
Shares are freely transferable, are
entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one which could apply to both present and future shareholders.

THE FUND'S TRUSTEES:  GEORGE PUTNAM,* CHAIRMAN.
President of the Putnam funds. Chairman and Director
of Putnam Management and Putnam Mutual Funds Corp.
("Putnam Mutual Funds").  Director, Marsh & McLennan
Companies, Inc.   ; JOHN A. HILL, VICE CHAIRMAN.
Chairman and Managing Director, First Reserve
Corporation    ; WILLIAM F. POUNDS, VICE  CHAIRMAN.
Professor    Emeritus     of Management, Alfred P.
Sloan School of Management, Massachusetts Institute of
Technology; JAMESON ADKINS BAXTER, President, Baxter
Associates, Inc.; HANS H. ESTIN, Vice Chairman, North
American Management Corp.       ; RONALD J. JACKSON,
Former Chairman, President and Chief Executive Officer
of Fisher-Price, Inc., Trustee of Salem Hospital and
the Peabody Essex Museum; PAUL L. JOSKOW,
Professor of Economics and Management, Massachusetts
Institute of Technology   .     Director, New England
Electric System, State Farm Indemnity Company and
Whitehead Institute for Biomedical Research; ELIZABETH
T. KENNAN, President Emeritus and Professor, Mount
Holyoke College; LAWRENCE J. LASSER,* Vice President
of the Putnam funds.  President, Chief Executive
Officer and Director of Putnam Investments, Inc. and
Putnam Management.  Director, Marsh & McLennan
Companies, Inc.; JOHN H. MULLIN, III, Chairman and CEO
of Ridgeway Farm, Director of ACX Technologies, Inc.,
Alex. Brown Realty, Inc.   and     The Liberty
Corporation        ; ROBERT E. PATTERSON, President
and Trustee of Cabot Industrial
Trust    and Trustee of the SEA Education
Association    ; DONALD S. PERKINS,* Director of
various corporations, including Cummins Engine
Company, Lucent Technologies, Inc.,    Nanophase
Technologies, Inc. and     Springs Industries, Inc.
       ; GEORGE PUTNAM, III,* President, New
Generation Research, Inc.; A.J.C. SMITH,* Chairman and
Chief Executive Officer, Marsh & McLennan Companies,
Inc.; W. THOMAS STEPHENS, President and Chief
Executive Officer of MacMillan Bloedel Ltd.,  Director
of         Qwest Communications        and New Century
Energies; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real
Estate, Inc. and Providence Journal Co. Also, Trustee of Cabot Industrial Trust, Massachusetts General
Hospital and Eastern Utilities Associates. The
Trustees are also Trustees of the other Putnam funds.
Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam
Management or Putnam Mutual Funds.


ABOUT YOUR INVESTMENT

HOW TO BUY SHARES

ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH
YOUR EMPLOYER'S    DEFINED CONTRIBUTION     PLAN.  FOR
MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE
FUND THROUGH YOUR EMPLOYER'S PLAN OR LIMITATIONS ON
THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT YOUR
EMPLOYER. Shares are sold to eligible    defined
contribution     plans at the net asset value per
share next determined after receipt of an order by
Putnam Mutual Funds. Orders must be received by Putnam
Mutual Funds before the close of regular trading on
the New York Stock Exchange in order to receive that
day's net asset value.     Class Y shares are
available to defined contribution plans (including
corporate IRAs) whose investment     in Putnam funds
and other    assets     managed by Putnam Management
or its affiliates    , combined with such investments
by the plan's sponsor and the sponsor's other employee
benefit plans, equals at least $150 million (or prior
to 1999, $250 million).  Defined contribution plans
that elect to buy class Y shares after attaining
eligibility will receive class Y shares in place of
any class A shares owned at the time of their first
purchase of class Y shares.  Class Y shares are also
available to defined contribution plans whose sponsor
confirms a good faith expectation that investments
in Putnam-managed assets by the sponsor and its
employee benefit plans will attain $150 million (using
the higher of purchase price or current market value)
within one year of the initial purchase of class Y
shares, and agrees that class Y shares may be redeemed
and class A shares purchased if that level is not
attained    .  To eliminate the need for safekeeping,
the fund will not issue certificates for your
shares.         Putnam Mutual Funds will from time to
time, at its expense, provide         promotional
incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

HOW TO SELL SHARES

SUBJECT TO ANY RESTRICTIONS IMPOSED BY YOUR EMPLOYER'S
PLAN, YOU CAN SELL YOUR SHARES THROUGH THE PLAN TO THE
FUND ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN. For more information about how to sell shares of the fund through your employer's plan, including any charges that may be imposed by the plan, please consult with your employer.

Your plan administrator must send a signed letter of
instruction to Putnam Investor Services.  The price
you will receive is the next net asset value
calculated after the fund receives the request in
proper form.  All requests must be received by the
fund prior to the close of regular trading on the New
York Stock Exchange in order to receive that day's net
asset value.  If    you sell     shares having a net
asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

THE FUND GENERALLY PROVIDES PAYMENT FOR REDEEMED
SHARES THE BUSINESS DAY AFTER THE REQUEST IS RECEIVED.
Under unusual circumstances, the fund may suspend
redemptions, or postpone
payment for more than seven days, as permitted by
federal         securities law.  The fund will only
redeem shares for
which it has received payment.

HOW TO EXCHANGE SHARES

Subject to any restrictions contained in your
   employer's     plan, you can exchange your shares
for shares of other Putnam funds available through your employer's plan at net asset value. Contact your plan administrator or Putnam Investor Services for more information on how to exchange your shares or how to obtain prospectuses of other Putnam funds in which you may invest.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam
Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

THE FUND CALCULATES THE NET ASSET VALUE OF A SHARE OF
EACH CLASS BY DIVIDING THE TOTAL VALUE OF ITS ASSETS,
LESS LIABILITIES, BY THE NUMBER OF ITS SHARES
OUTSTANDING.  SHARES ARE VALUED AS OF THE CLOSE OF
REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE EACH
DAY THE EXCHANGE IS OPEN.

Portfolio securities for which market quotations are readily available are valued at market value.
Longterm corporate bonds and notes for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Trustees which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.



Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.
All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX
INFORMATION

The fund distributes any net investment income at least quarterly and any net capital gains at least annually.
Distributions from net capital gains are made after applying any available capital loss carryovers.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer's plan are reinvested in additional fund shares, although your employer's plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If another option is not selected, all distributions will be reinvested in additional fund shares.

The fund intends to qualify as a "regulated investment
company" for federal income tax purposes and to meet
all other requirements necessary for it to be relieved
of federal income taxes on income and gains it
distributes        .  The fund will distribute
substantially all of its ordinary income and capital
gain net income on a current basis.  Generally, fund
distributions are taxable as ordinary income, except
that any distributions designated by the fund as
deriving from net gains on securities held for more
than one year         will be taxed as such regardless
of how long you have held your shares.  However,
distributions by the fund to employer-sponsored
   defined contribution     plans that qualify for tax
exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).


ABOUT PUTNAM INVESTMENTS, INC.

PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE
1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Defined
Contribution Plans is a division of Putnam Mutual
Funds. Putnam Fiduciary Trust Company is the custodian of the fund. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the fund.

Putnam Management, Putnam Mutual Funds and Putnam
Fiduciary Trust Company are    subsidiaries of Putnam
Investments, Inc., which is     located at One Post
Office Square, Boston, Massachusetts 02109 and    ,
except for a minority stake owned by employees,
are     owned by Marsh & McLennan Companies, Inc., a
publiclyowned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

APPENDIX

SECURITIES RATINGS

THE FOLLOWING RATING SERVICES DESCRIBE RATED
SECURITIES AS FOLLOWS:

MOODY'S INVESTORS SERVICE, INC.

BONDS

AAA -- Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the AAA securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated BAA are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


BA -- Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B -- Bonds which are rated B generally lack characteristics of the desirable investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated CAA are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S

BONDS

AAA -- An obligation rated AAA has the highest rating assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highestrated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higherrated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to
nonpayment than other speculative issues.  However, it
faces major ongoing uncertainties or exposure to
adverse business, financial, or economic conditions
which could lead to the obligor's         inadequate
capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable
to nonpayment, and is dependent upon favorable
business, financial, and economic conditions for the
obligor to    meet     its financial commitment on the
obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.


DUFF & PHELPS CORPORATION

LONG-TERM DEBT

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for riskfree
U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes.
Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due.
Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

FITCH INVESTORS SERVICE, INC.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality.
The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.
However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.